Exhibit 99.1

LIBERTY GLOBAL ANNOUNCES DEFINITIVE END RESULTS OF SUNRISE COMMUNICATIONS GROUP TENDER OFFER

96.6% of the Fully Diluted Share Capital of Sunrise Tendered

Liberty Global Intends to Initiate a Squeeze-Out Procedure and Delist
Sunrise Shares

Denver, Colorado - November 2, 2020

Liberty Global (Nasdaq: LBTYA, LBTYB and LBTYK) announced today the definitive end results for the all cash, public tender offer of UPC Schweiz GmbH (a subsidiary of Liberty Global) to acquire all publicly held shares of Sunrise Communications Group AG (SIX Swiss Exchange: SRCG). 43,724,570 Sunrise shares have been tendered as of the end of the additional acceptance period, corresponding to 96.6% of the fully diluted share capital of Sunrise.

The completion of the tender offer is subject to certain offer conditions. After the settlement of the offer, Liberty Global intends to initiate a squeeze-out procedure and delist Sunrise shares from trading on the SIX Swiss Exchange. Sunrise is therefore expected to become a wholly-owned subsidiary within the Liberty Global group of companies.

The indicative timetable for the closing of the offer is as follows:

November 9, 2020	Sunrise Extraordinary General Meeting
Wednesday, November 11, 2020 (expected)	Settlement of the offer (subject to satisfaction of remaining offer conditions)

ABOUT LIBERTY GLOBAL

Liberty Global (NASDAQ: LBTYA, LBTYB and LBTYK) is one of the world’s leading converged video, broadband and communications companies, with operations in 6 European countries under the consumer brands Virgin Media, Telenet and UPC. We invest in the infrastructure and digital platforms that empower our customers to make the most of the digital revolution.

Our substantial scale and commitment to innovation enable us to develop market-leading products delivered through next-generation networks that connect 11 million customers subscribing to 25 million TV, broadband internet and telephony services. We also serve 6 million mobile subscribers and offer WiFi service through millions of access points across our footprint.

In addition, Liberty Global owns 50% of VodafoneZiggo, a joint venture in the Netherlands with 4 million customers subscribing to 10 million fixed-line and 5 million mobile services, as well as significant investments in ITV, All3Media, ITI Neovision, LionsGate, the Formula E racing series and several regional sports networks.

For more information, please visit www.libertyglobal.com or contact:

Investor Relations:                 Corporate Communications:
Max Adkins +44 20 8483 6336            Molly Bruce +1 303 220 4202
John Rea +1 303 220 4238            Matt Beake +44 20 8483 6428
Stefan Halters +44 20 8483 6211

IMPORTANT ADDITIONAL INFORMATION

This release is for informational purposes only and does not constitute, or form part of, any offer or invitation to sell or issue, or any solicitation of any offer, to purchase or subscribe for any registered shares in Sunrise or Sunrise's ADSs, nor shall it form the basis of, or be relied on in connection with, any contract therefor. Shareholders of Sunrise are urged to read the documents relating to the tender offer described herein (the Offer), which are available at www.nationalconnectivitychallenger.ch.

U.S. shareholders of Sunrise may also call +1 303 220 6600 (US) or email ir@LibertyGlobal.com to request a copy of the Offer documents, which will be provided free of charge upon request. Sunrise is incorporated in Switzerland and listed on the SIX Swiss Exchange, and any offer for its securities will be subject to Swiss disclosure and procedural requirements, which differ from those that are applicable to offers conducted solely in the United States. The transactions described above are structured to comply with securities laws and regulations applicable to transactions of this type. The communication is not being made by, and has not been approved by, an “authorised person” for the purposes of Section 21 of the U.K. Financial Services and Markets Act 2000.

OFFER RESTRICTIONS

The Offer is not being and will not be made, directly or indirectly, in any country or jurisdiction in which it would be considered unlawful or otherwise violate any applicable laws or regulations, or which would require Liberty Global or any of its subsidiaries to change or amend the terms or conditions of the Offer in any material way, to make an additional filing with any governmental, regulatory or other authority or take additional action in relation to the Offer. It is not intended to extend the Offer to any such country or jurisdiction. Any such documents relating to the Offer must neither be distributed in any such country or jurisdiction nor be sent into such country or jurisdiction, and must not be used for the purpose of soliciting the purchase of securities of Sunrise by any person or entity resident or incorporated in any such country or jurisdiction.

The Offer is being and will be made in the U.S. pursuant to Section 14(e) of, and Regulation 14E under, the U.S. Securities Exchange Act of 1934, as amended (the U.S. Exchange Act), subject to the exemptions provided by Rule 14d-1 and Rule 14e-5 under the U.S. Exchange Act and any exemptions from such requirements granted by the U.S. Securities and Exchange Commission, and otherwise in accordance with the requirements of Swiss law.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” and similar expressions and variations or negatives of these words. These forward-looking statements may include, among other things, statements relating to the outlook in Switzerland of Sunrise and Liberty Global; operational expectations, including with respect to the development, launch and benefits of innovative and advanced products and services, including gigabit speeds, new technology and next generation platform rollouts or launches; future growth prospects and opportunities, results of operations, uses of cash, tax rates, and other measures that may impact the financial performance of the companies; anticipated benefits and synergies and estimated costs of the proposed transaction; the expected timing of completion of the proposed transaction; and other information and statements that are not historical facts. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include events that are outside of the control of the parties, such as:

(i) Sunrise, Liberty Global, and our respective operating companies’ ability to meet challenges from competition and to achieve forecasted financial and operating targets; (ii) the effects of changes in laws or regulations; (iii) general economic, legislative, political and regulatory factors, and the impact of weather conditions, natural disasters, or any epidemic, pandemic or disease outbreak (including COVID-19); (iv) Sunrise, Liberty Global, and our respective affiliates’ ability to obtain regulatory approvals and satisfy other conditions to the consummation of the proposed transaction; (v) the proposed transaction may not be completed on anticipated terms and timing or completed at all; (vi) Liberty Global and our affiliates’ ability to successfully integrate Sunrise and realize anticipated efficiencies and synergies from the proposed transaction; (vii) the outcome of any potential litigation that may be instituted with respect to the proposed transaction; (viii) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, economic performance, indebtedness, financial condition on the future prospects and business of Sunrise and Liberty Global’s Swiss business after the consummation of the proposed transaction; (ix) any negative effects of the announcement, pendency or consummation of the proposed transaction; and (x) management’s response to any of the aforementioned factors. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see Liberty Global’s filings with the U.S. Securities and Exchange Commission, including Liberty Global’s most recently filed Form 10-Q. These forward-looking statements speak only as of the date of this release. Sunrise and Liberty Global expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.